BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Opportunities V.I. Fund

(the “Fund”)

Supplement dated June 9, 2017 to

the Prospectus dated May 1, 2017

Effective June 12, 2017, the following changes are made to the Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Opportunities V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Simon McGeough	2015	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Simon McGeough. Mr. McGeough is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — BlackRock Global Opportunities V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock Global Opportunities V.I. Fund

The Fund is managed by Simon McGeough, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Simon McGeough	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2011; Member of BlackRock’s European equity team from 2007 to 2010.

Shareholders should retain this Supplement for future reference.

PRO-VARGO-0617SUP